                                                                    EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated July 7, 2000, relating to the consolidated financial statements of ROBB PECK McCOOEY Financial Services, Inc. and its Subsidiaries, which report appears as an exhibit to the Current Report on Form 8-K of LaBranche & Co Inc. filed on March 22, 2001.

/s/ PRICEWATERHOUSECOOPERS LLP

New York, New York
November 9, 2001